Exhibit 10.31

THIRD AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this “Amendment”) is made as of the 16th day of March, 2020, by and among GPM INVESTMENTS, LLC, a Delaware limited liability company, GPM SOUTHEAST, LLC, a Delaware limited liability company, GPM1, LLC, a Delaware limited liability company, GPM2, LLC, a Delaware limited liability company, GPM3, LLC, a Delaware limited liability company, GPM4, LLC, a Delaware limited liability company, GPM5, LLC, a Delaware limited liability company, GPM6, LLC, a Delaware limited liability company, GPM8, LLC, a Delaware limited liability company, GPM9, LLC, a Delaware limited liability company (individually and collectively, jointly and severally, whether one or more, “Original Borrower”), GPM RE, LLC, a Delaware limited liability company (“GPM RE”, individually and collectively with Original Borrower, jointly and severally, whether one or more, the “Borrower”), VILLAGE PANTRY, LLC, an Indiana limited liability company (“Grantor”; taken together with Borrower, “Obligors” and each an “Obligor”), and M&T BANK, a New York banking corporation (the “Bank”).

RECITALS

WHEREAS, Original Borrower and Bank entered into that certain Amended, Restated and Consolidated Credit Agreement dated as of December 21, 2016, as modified and amended by that certain First Amendment to Amended, Restated and Consolidated Credit Agreement dated as of November 16, 2017, as further modified and amended by that certain Second Amendment to Amended, Restated and Consolidated Credit Agreement dated as of November 25, 2019 (collectively, as further modified or amended from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement);

WHEREAS, simultaneously with the execution and delivery of this Amendment, Bank is extending credit to GPM RE (the “GPM RE Loan”), which Obligors desire to make subject to the terms and provisions of the Credit Agreement; and

WHEREAS, Obligors and Bank mutually desire to modify and amend the provisions of the Credit Agreement in the manner hereinafter set out, it being specifically understood that, except as herein modified and amended, the terms and provisions of the Credit Agreement shall remain unchanged and continue in full force and effect as therein written.

AGREEMENT

NOW, THEREFORE, effective as of the date first written above, Obligors and Bank, in consideration of Bank’s continued extension of credit and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the foregoing, hereby agree that the Credit Agreement shall be, and the same hereby is, modified and amended as follows:

A. Conditions Precedent to Effectiveness of Modification. This Amendment shall not be effective unless each of the following conditions shall have been satisfied in Bank’s sole discretion or waived by Bank, for whose sole benefit such conditions exist: (a) Obligors shall have executed and delivered to Bank (i) this Amendment, and (ii) all of the Transaction Documents evidencing the GPM RE Loan; (b) Bank shall have executed this Amendment; and (c) Borrower shall have paid to Bank all fees due and payable in connection with this Amendment, including, without limitation, all administrative expenses, legal fees (including attorneys’ fees) and/or out-of-pocket expenses.

B. Modifications. Upon satisfaction of the foregoing conditions precedent, the Credit Agreement shall be, without further act or deed, modified and amended as follows:

1. The preamble of the Credit Agreement is hereby modified and amended by deleting and restating the defined term “Borrower” where it appears at the top of the first page of the Credit Agreement in its entirety as follows:

Borrower:	GPM INVESTMENTS, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM SOUTHEAST, LLC, a limited liability company organized under the laws of Delaware (“GPM Southeast”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM1, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM2, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite

400, Richmond, Virginia 23227; GPM3, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM4, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM5, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM6, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM8, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; GPM9, LLC, a limited liability company organized under the laws of Delaware, having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227; and GPM RE, LLC, a limited liability company organized under the laws of Delaware (“GPM RE”), having its chief executive office at 8565 Magellan Parkway, Suite 400, Richmond, Virginia 23227 (individually and collectively, jointly and severally, whether one or more).

2. Section 1 of the Credit Agreement is hereby modified and amended as follows:

(a)	The definition of “Ares” is hereby added in alphabetical order as follows:

“Ares” shall mean Ares Capital Corporation, as administrative agent and collateral agent under the Ares Credit Agreement.

(b)	The definition of “Ares Credit Agreement” is hereby added in alphabetical order as follows:

“Ares Credit Agreement” shall mean that certain Credit Agreement, dated as of February 28, 2020, together with all amendments, restatements and modifications thereto now and hereafter existing.

(c)	The definition of “Mortgage” is hereby deleted and restated in its entirety as follows:

“Mortgage” shall mean, individually and collectively, (i) those certain Mortgages and Assignments of Rents and Leases dated of even date herewith executed by GPM Southeast, as mortgagor, for the benefit of the Bank, encumbering the Li’l Cricket Stores, as modified or amended from time to time, (ii) that certain Mortgage and Assignment of Rents and Leases dated as of November 16, 2017 executed by Village Pantry, LLC, an Indiana limited liability company (“Village Pantry”), as mortgagor, for the benefit of the Bank, encumbering Store 5515, as modified or amended from time to time, (iii) those certain Mortgages and Assignments of Rents and Leases dated as of November 25, 2019 executed by GPM Southeast, as mortgagor, for the benefit of the Bank, encumbering the E-Z Mart Stores, as modified or amended from time to time, and (iv) that certain Mortgage and Assignments of Rents and Leases dated as of March 16, 2020 executed by GPM RE, as mortgagor, for the benefit of the Bank, encumbering certain real property and improvements more particularly described therein, as modified or amended from time to time.

(d)	The definition of “PNC Credit Agreement” is hereby deleted and restated in its entirety as follows:

“PNC Credit Agreement” shall mean that certain Third Amended, Restated and Consolidated Revolving Credit and Security Agreement, dated as of February 28, 2020, together with all amendments, restatements and modifications thereto now and hereafter existing.

3. Section 6 of the Credit Agreement is hereby modified and amended by deleting and restating clause (xv) of subsection (a) in its entirety as follows:

(xv) the occurrence of any event of default (beyond any applicable grace, notice and/or cure period) under the PNC Credit Agreement and/or the Ares Credit Agreement.

4. Exhibit “A” to the Credit Agreement is hereby deleted in its entirety and replaced with the Exhibit “A” attached hereto and made a part hereof.

C. Representations and Warranties. Obligors hereby represents and warrants that no Event of Default (as defined in the Credit Agreement) has occurred and is continuing, or would exist with notice or the lapse of time or both, under any of the Transaction Documents, and that all representations and warranties herein and in the other Transaction Documents are true and correct in all material respects.

IT IS MUTUALLY AGREED by and between the parties hereto that this Amendment shall become a part of the Credit Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement, as hereby amended. Furthermore, Bank does hereby reserve all rights and remedies it may have against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Transaction Documents in addition to any other rights and remedies Bank may have under the Credit Agreement or any of the other Transaction Documents.

Each Obligor promises and agrees to pay and perform all of its requirements, conditions and obligations under the terms of the Transaction Documents and the Credit Agreement, as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of any of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Each Obligor expressly agrees that the Transaction Documents and the Credit Agreement are in full force and effect and that it has no right to setoff, counterclaim or defense to the payment thereof. Any reference contained in the Credit Agreement, as amended herein, or in any of the Transaction Documents to the Credit Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.

This Amendment shall be closed without cost to Bank and all expenses incurred in connection with this closing (including, without limitation, all attorneys’ fees) are to be paid by Borrower. Bank is not providing legal advice or services to Obligors.

This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

This Amendment shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

[SIGNATURE PAGE FOLLOWS]

THIRD AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER:

GPM INVESTMENTS, LLC,
GPM SOUTHEAST, LLC,
GPM1, LLC,
GPM2, LLC ,
GPM3, LLC,
GPM4, LLC,
GPM5, LLC,
GPM6, LLC,
GPM8, LLC,
GPM9, LLC,
GPM RE, LLC,
a Delaware limited liability company

By:	/s/ Maury Bricks	(SEAL)	/s/ Erik Koroneos	(SEAL)
Name:	Maury Bricks		Signature of Witness
Title:	General Counsel
Erik Koroneos
Typed Name of Witness

By:	/s/ Donald P. Bassell	(SEAL)	/s/ Patrick J. Bowles	(SEAL)
Name:	Donald P. Bassell		Signature of Witness
Title:	Chief Financial Officer
Patrick J. Bowles
Typed Name of Witness
GRANTOR:

VILLAGE PANTRY LLC, an Indiana limited liability company

By:	/s/ Maury Bricks	(SEAL)	/s/ Lou Wright	(SEAL)
Name:	Maury Bricks		Signature of Witness
Title:	General Counsel
Lou Wright
Typed Name of Witness

By:	/s/ Donald P. Bassell	(SEAL)	/s/ Patrick J. Bowles	(SEAL)
Name:	Donald P. Bassell		Signature of Witness
Title:	Chief Financial Officer
Patrick J. Bowles
Typed Name of Witness

THIRD AMENDMENT TO

AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BANK:

M&T BANK

By:	/s/ Drake Staniar	(SEAL)
Name:	Drake Staniar
Title:	Vice President

EXHIBIT “A”

Collateral

Store	Address	City/County	Commonwealth/State
3806	3200 Janie Glymph Goree Rd.	Union County	South Carolina
3811	97 N. Church St.	Newberry County	South Carolina
3814	800 Fairview St.	Greenville County	South Carolina
3815	6726 Augusta Road	Greenville County	South Carolina
3821	1013 N. Harper St.	Laurens County	South Carolina
3826	4195 S. Pine St.	Spartanburg County	South Carolina
3830	250 Garner Rd.	Spartanburg County	South Carolina
3837 / 4837	529 Church St.	Laurens County	South Carolina
3843	1315 Kendall Rd.	Newberry County	South Carolina
3849 / 4849	1126 Main St.	Union County	South Carolina
3850 / 4850	715 Howard St.	Spartanburg County	South Carolina
3851 / 4851	1997 Nazareth Rd.	Spartanburg County	South Carolina
3852	304 South Alabama Ave.	Spartanburg County	South Carolina
3856	100 Middleton Way	Greenville County	South Carolina
3860	5687 Chesnee Hwy.	Spartanburg County	South Carolina
3869 / 4869	6901 Dorchester Rd.	Charleston County	South Carolina
3874 / 4874	2751 Magnolia St.	Orangeburg County	South Carolina
3876 / 4876	450 Meeting St.	Lexington County	South Carolina
3885 / 4885	1107 North Jefferies Blvd.	Colleton County	South Carolina
3886	17 Tecklenburg Ln.	Calhoun County	South Carolina
3887	2267 Homestead Rd.	Orangeburg County	South Carolina
3888 / 4888	703 Wichman St.	Colleton County	South Carolina
55	2600 East Main St	Richmond City	Virginia
58	4454 John Tyler Highway	Williamsburg City; James City County	Virginia
92	6010 Mary Ball Highway	Lancaster County	Virginia
409	1136 Old Airport Rd	Bristol City	Virginia
471	1287 Highway 11 West	Sullivan County	Tennessee
5515	4900 East Jackson Street	Delaware County	Indiana
4411	6501 South Mill Street	Mayes County	Oklahoma
4450	103 S. Arkansas Avenue	Howard County	Arkansas
4211	1005 Main Street	Sevier County	Arkansas
4258	807 N Washington Avenue	Pike County	Arkansas
4318	54 North Centennial Avenue	Washington County	Arkansas
5237	909 E. Roosevelt Rd.	DuPage County	Illinois